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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 9, 2007

                         VERTICAL COMPUTER SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-28685                 65-0393635
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


  201 Main Street, Suite 1175, Fort Worth, Texas                   76102
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    (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (817) 348-8717
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                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On Monday, March 5, 2007, Vertical Computer Systems, Inc. (the "Company") closed two series of transactions having the effect of amending the sublicense agreement (the "Sublicense Agreement") between the Company and its subsidiaries and CW International, LLC ("CWI") and obtaining financing from Victor Weber to secure exclusive rights for the Company and CWI to distribute StatePointPlus (a software product owned by TrueBaseline Corporation ("TrueBaseline")) to government agencies and the healthcare industry in the United States and Canada and to all users in Brazil.

In order to obtain the exclusive rights for StatePointPlus, Mr. Weber made payments of $500,000 to TrueBaseline on behalf of the Company and CWI. In order to maintain the exclusive rights, CWI and the Company must make certain additional payments by July 31, 2008. Thereafter, the Company must make certain average monthly minimum payments to TrueBaseline, which increase on a yearly basis, in order to retain the partial exclusivity rights during the term of the Sublicense Agreement.

For the territory of Italy, the Company also obtained the rights to distribute IA (formerly referred to as ImmuneApp) to all users in the health care industry and all users in any federal, state and local government agencies or their equivalents in Italy. In addition, the Company acquired from CWI partial exclusivity rights for a security access management software program that functions as an ID verification system. The Company has the exclusive rights to distribute SAM to all users in government agencies and the healthcare and casino industries in the United States and Canada. In order to retain these exclusivity rights for SAM and for IA in Italy, the Company must achieve minimum monthly gross revenues (for SAM and IA in Italy, as applicable), which increase on a yearly basis during the term of the Sublicense Agreement.

      In connection with the $500,000 payment of fees by Mr. Weber to obtain the partial exclusivity rights for StatePointPlus, the Company issued an additional note payable in the amount of $300,000 (the "$300,000 Note") to Mr. Weber. In addition, the payment terms of the $200,000 Note payable (the "$200,000 Note") issued on October 24, 2006 by the Company to Mr. Weber were extended for an additional 60 days. Both the $200,000 Note and the $300,000 Note may be paid from certain revenues derived from StatePointPlus by CWI and the Company if and to the extent such funds are available. Accrued interest shall be paid on a monthly basis by the Company, or from revenues derived from StatePointPlus if such funds are available. To secure the principal payments and interest payments on the $300,000 Note and interest payments on the $200,000 Note, Mountain Reservoir Corporation ("MRC") pledged 10,000,000 shares of common stock of the Company. Mountain Reservoir is a corporation controlled by the W5 Family Trust. Mr. Wade, the President and CEO of the Company, is the trustee of the W5 Family Trust. Mr. Weber is the President and a Director of Government Internet Systems, Inc., a subsidiary of the Company, and a member of CWI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits - None


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 9, 2007               VERTICAL COMPUTER SYSTEMS, INC.


                                   By:    /s/ Richard Wade
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                                   Name:  Richard Wade
                                   Title: President and Chief Executive Officer






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